UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2021

CNL Healthcare Properties, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54685	27-2876363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 25, 2021, the Board of Directors (the “Board”) of CNL Healthcare Properties, Inc. (the “Company”) approved the Third Amendment to the Advisory Agreement effective as of May 26, 2021 (the “Advisory Agreement Amendment”) by and among the Company, CHP Partners, LP, the Company’s operating partnership (the “Operating Partnership”) and CNL Healthcare Corp., the Company’s advisor (the “Advisor”).

To promote further alignment between the Advisor and Company shareholders, the Advisory Agreement Amendment lowered the asset management fee paid by the Company to the Advisor from 1% per annum to 0.80% per annum based on the monthly average of the sum of the Company’s and the Operating Partnership’s respective daily real estate asset value plus the outstanding principal amount of any loans made. The Advisory Agreement Amendment further lowered the disposition fee paid by the Company to the Advisor from up to 1% to up to 0.80% of gross market capitalization or gross sales price upon a sale, liquidity event of transfer of assets, subject to and net of any real estate and brokerage fees and commissions paid to unaffiliated parties, while affirming the Advisor will perform substantial services in the event of such a sale, liquidity event or transfer of assets and be entitled to receive a disposition fee unless determined otherwise by the independent directors.

The Board also renewed the Advisory Agreement for an additional year ending June 8, 2022.

Item 7.01 Regulation FD Disclosure.

On May 27, 2021, the Company issued a letter to its stockholders providing an update on the Company including the effect to date of COVID-19 on the Company’s senior housing properties and financial condition and the fee changes to the Advisory Agreement, which letter will be mailed to the Company’s stockholders and posted on the Company’s website at www.cnlhealthcareproperties.com. A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for the purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01 disclosure, including Exhibit 99.1, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Item 8.01 Other Events.

Company Update

On May 27, 2021, the Company issued a letter to its stockholders providing an update on the Company including the effect to date of COVID-19 on the Company’s senior housing properties and financial condition and the fee changes to the Advisory Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1	Third Amendment to Advisory Agreement by and among the Company, Operating Partnership and Advisor dated May 26, 2021.

99.1	Letter to Company stockholders dated May 27, 2021.

Caution Concerning Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about the purported value of the Company’s common stock, constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that do not relate strictly to historical or current facts, but reflect management’s current understandings, intentions, beliefs, plans, expectations, assumptions and/or predictions regarding the future of the Company’s business and its performance, statements of future economic performance, and other future conditions and forecasts of future events and circumstances. Forward-looking statements are typically identified by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “continues,” “pro forma,” “may,” “will,” “seeks,” “should” and “could,” and words and terms of similar substance in connection with discussions of future operating or financial performance, business strategy and portfolios, projected growth prospects, cash flows, costs and financing needs, legal proceedings, amount and timing of anticipated future distributions, estimated per share value of the Company’s common stock, and other matters. The Company’s forward-looking statements are not guarantees of future performance. While the Company’s management believes its forward-looking statements are reasonable, such statements are inherently susceptible to uncertainty and changes in circumstances. As with any projection or forecast, forward-looking statements are necessarily dependent on assumptions, data and/or methods that may be incorrect or imprecise and may not be realized. The Company’s forward-looking statements are based on management’s current expectations and a variety of risks, uncertainties and other factors, many of which are beyond the Company’s inability to control or accurately predict. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company’s actual results could differ materially from those set forth in the forward-looking statements due to a variety of risks, uncertainties and other factors.

For further information regarding risks and uncertainties associated with the Company’s business, and important factors that could cause the Company’s actual results to vary materially from those expressed or implied in its forward-looking statements, please refer to the factors listed and described under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the “Risk Factors” sections of the Company’s documents filed from time to time with the Securities and Exchange Commission, including, but not limited to, the Company’s quarterly reports on Form 10-Q, and the Company’s annual report on Form 10-K, copies of which may be obtained from the Company’s website at http://www.cnlhealthcareproperties.com.

All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Forward-looking statements speak only as of the date on which they are made; the Company undertakes no obligation to, and expressly disclaims any obligation to, update or revise its forward-looking statements to reflect new information, changed assumptions, the occurrence of subsequent events, or changes to future operating results over time unless otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2021	CNL HEALTHCARE PROPERTIES, INC.
a Maryland corporation

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer and Treasurer